UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 25, 2026

Relativity Acquisition Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-41283	86-3244927
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o 3753 Howard Hughes Pkwy

Suite 200

Las Vegas, NV 89169

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (888) 710-4420

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 25, 2026, Relativity Acquisition Corp. (the “Company”) held a special meeting of stockholders (the “Meeting”). At the Meeting, an aggregate of 3,362,137 shares of the Company’s common stock, which represents a quorum of the outstanding common stock entitled to vote as of the record date of February 25, 2026, were represented in person or by proxy at the Meeting.

At the Meeting, the Company’s stockholders approved:

•	a proposal to adopt and approve the business combination agreement, dated as of February 28, 2025 (as amended and restated on October 22, 2025), by and among the Company, Relativity Holdings Inc., Instinct Bio Technical Company Inc., parties thereto, as described in more detail in the proxy statement relating to the Meeting (the “Business Combination Proposal”).
•	a proposal to amend the second amended and restated certificate of incorporation of the Company to eliminate the requirement that the Company, or any entity that succeeds the Company, retain at least $5,000,001 of net tangible assets following the redemption of public shares in connection with the business combination (the “Amendment Proposal”).

The final voting results for the Business Combination Proposal were as follows:

For	Against	Abstain	Broker Non-Vote
3,358,333	146	3,658	0

The final voting results for the Amendment Proposal were as follows:

For	Against	Abstain	Broker Non-Vote
3,358,290	189	3,658	0

In connection with the Meeting, stockholders holding 15,279 public shares of the Company’s Class A common stock (“Class A Shares”) exercised their right to redeem such shares for a pro rata portion of the funds in the Company’s Trust Account. As a result, approximately $192,821 (approximately $12.62 per Public Share) will be removed from the Trust Account immediately prior to the closing of the business combination to pay such holders and approximately $518,872 will remain in the Trust Account. Following redemptions, the Company will have 40,622 Public Shares outstanding.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 30, 2026

RELATIVITY ACQUISITION CORP.

By:	/s/ Tarek Tabsh
	Name:	Tarek Tabsh
	Title:	Chief Executive Officer